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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): MARCH 30, 2005


                                 PERRIGO COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

           MICHIGAN                       0-19725                38-2799573
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)


                               515 EASTERN AVENUE
                             ALLEGAN, MICHIGAN 49010
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (269) 673-8451

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01 REGULATION FD DISCLOSURE

Effective March 17, 2005, pursuant to the Agreement and Plan of Merger dated as of November 14, 2004 by and among Perrigo Company ("Perrigo"), Agis Industries
(1983) Ltd. ("Agis") and Perrigo Israel Opportunities Ltd., an indirect wholly owned subsidiary of Perrigo, Perrigo Israel Opportunities Ltd. was merged with and into Agis. Agis survived the merger as an indirect wholly owned subsidiary of Perrigo.

On March 30, 2005, Agis released its Periodic Report for the year 2004, Annual Financial Statements for the year ended December 31, 2004 and Report of the Board of Directors for the quarter and the year ended December 31, 2004. The Periodic Report, Financial Statements and Report are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.     Description

99.1            Agis Industries (1983) Ltd. Periodic Report for the Year 2004

99.2 Agis Industries (1983) Ltd. Annual Financial Statements for the Year Ended December 31, 2004

99.3 Agis Industries (1983) Ltd. Report of the Board of Directors for the Quarter and the Year Ended December 31, 2004





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PERRIGO COMPANY
                                            (Registrant)


Date: March 30, 2005                        By: /s/ Douglas R. Schrank
                                                --------------------------------
                                                Douglas R. Schrank
                                                Executive Vice President and
                                                Chief Financial Officer





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                                  EXHIBIT INDEX


Exhibit
Number       Description
-------      -----------
99.1         Agis Industries (1983) Ltd. Periodic Report for the Year 2004

99.2         Agis Industries (1983) Ltd. Annual Financial Statements for the
             Year Ended December 31, 2004

99.3 Agis Industries (1983) Ltd. Report of the Board of Directors for the Quarter and the Year Ended December 31, 2004